                       MONEY MARKET PORTFOLIO PROSPECTUS


[DENVER INVESTMENT ADVISORS WESTCORE FUNDS LOGO]


PROSPECTUS FOR

THE MONEY MARKET PORTFOLIO* OF
     COMPASS CAPITAL FUNDS(SM)


*The Money Market Portfolio is a portfolio of Compass Capital Funds(SM)
                            managed by PNC Asset Management Group, Inc.
                                 and is available to Westcore Investors
                                          for investment and exchanges.

                           SUPPLEMENTAL INSTRUCTIONS
                             FOR WESTCORE INVESTORS

The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at State Street Bank & Trust Company ("SSB"). SSB also serves as transfer agent for the Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds, as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance, as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum amount of checks written on a money market account is $250.

                                 --------------

PURCHASES, REDEMPTIONS & EXCHANGES

MINIMUM INITIAL AND SUBSEQUENT PURCHASES: There is no minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $1,000 ($250 for participants in IRAs and similar retirement accounts). The minimum subsequent and automatic monthly investment for all accounts is $50.

REGULAR TRANSACTIONS: Purchases and redemptions by mail should be sent to Westcore/SSB as follows:

    VIA REGULAR MAIL:                       VIA EXPRESS/OVERNIGHT MAIL:
    ----------------                        --------------------------
    Westcore/SSB                            Westcore/SSB
    P.O. Box 8319                           2 Heritage Drive
    Boston, Massachusetts 02266-8319        North Quincy, Massachusetts 02171

Please make checks payable to Westcore/SSB. Purchases by check will be processed at the 12:00 noon Eastern time net asset value determination occurring on the next business day after your order is received and accepted by Westcore/SSB. Please note that third party checks will not be accepted. Signature guarantees are required for written redemptions.

WIRE, TELEPHONE, AND EXCHANGE PROCEDURES: Wire purchases, telephone redemptions and exchanges will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. An order will not be accepted unless payment is received by Westcore/SSB in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee. Wire redemption proceeds are generally transmitted by Westcore/SSB to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore Fund will be processed at Westcore's net asset value determination next occurring after the 12:00 noon net asset value determination time when your money market fund account is processed, and exchanges into your money market fund account will be processed at the Money Market Portfolio's 12:00 noon net asset value determination next occurring after your Westcore account is processed. Please call 1-800-392-CORE for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.

OTHER INFORMATION -- RETIREMENT PLANS: IRAs, SEP-IRAs, and other such plans are charged an annual fee of $10 per account, including any Westcore Funds account, up to a maximum of $30 per taxpayer identification number. The annual fee, if not earlier paid, is usually deducted in January or upon redemption of the account.
                                  -----------

                    WESTCORE INVESTOR SERVICE REPRESENTATIVE
                             1-800-392-CORE (2673)

For additional information on these or other options, or to purchase, exchange or redeem shares, please call a Westcore Investor Service Representative toll free at 1-800-392-CORE (2673).

            The above are supplemental transaction instructions and
                        are not part of the prospectus.

THE MONEY MARKET PORTFOLIOS SERVICE SHARES                       January 1, 1997
--------------------------------------------------------------------------------

                    The COMPASS CAPITAL FUND Family consists of 30 portfolios and has been structured to include many different investment styles across the spectrum of money market investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals. This Prospectus describes the Service Shares of one of those portfolios (the "Portfolio"):

                    - Money Market Portfolio

                    This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus.

                    SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE MONEY MARKET PORTFOLIO OF COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

                    COMPASS CAPITAL PORTFOLIO         LIPPER PEER GROUP
                    Money Market                      Money Market Instrument Funds

                    PNC Asset Management Group, Inc. ("PAMG") serves as the Fund's investment adviser. PNC Institutional Management Corporation
                    ("PIMC") serves as the sub-adviser to the Portfolio as described in this Prospectus.




UNDERSTANDING THE   This Prospectus has been crafted to provide detailed,
COMPASS CAPITAL     accurate and comprehensive information on the Portfolio. We
MONEY MARKET        intend this document to be an effective tool as you explore
PORTFOLIO           different directions in money market investing. You may wish to use the table of contents on page 4 to find a description of the Portfolio, including the investment objective, portfolio management style, risks and charges and expenses.



CONSIDERING THE     There can be no assurance that any mutual fund will achieve
RISKS IN MONEY      its investment objective, or that the Portfolio will be able
MARKET INVESTING    to maintain a stable net asset value of $1.00 per share. The
                    Portfolio may invest in U.S. dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments. See "What
                    Additional Investment Policies And Risks Apply?"



INVESTING IN THE    For information on how to purchase and redeem shares of the
COMPASS CAPITAL     Portfolio, see "How Are Shares Purchased And Redeemed?" and
FUNDS               "What Special Purchase And Redemption Procedures May Apply?"

ASKING THE KEY QUESTIONS
--------------------------------------------------------------------------------

                                                                                    PAGE
                                                                                    ----
                    What Are The Expenses Of The Portfolio?......................     5
                    What Are The Portfolio's Financial Highlights?...............     6
                    What Is The Portfolio?.......................................     8
                    What Additional Investment Policies And Risks Apply?.........    10
                    What Are The Portfolio's Fundamental Investment
                      Limitations?...............................................    13
                    Who Manages The Fund?........................................    14
                    How Are Shares Purchased And Redeemed?.......................    17
                    What Special Purchase And Redemption Procedures May Apply?...    19
                    How Is Net Asset Value Calculated?...........................    21
                    How Frequently Are Dividends And Distributions Made To
                      Investors?.................................................    22
                    How Are Fund Distributions Taxed?............................    23
                    How Is The Fund Organized?...................................    24
                    How Is Performance Calculated?...............................    25
                    How Can I Get More Information?..............................    26

WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses incurred by Service Shares of the Portfolio after fee waivers for the fiscal year ended September 30, 1996 as a percentage of average daily net assets. An example based on the summary is also shown.

                                                                                         MONEY
                                                                                         MARKET
                                                                                       PORTFOLIO
                                                                                      ------------
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(1)                                                         .07%
Other operating expenses                                                                     .52
                                                                                             --
  Administration fees (after fee waivers)(1)                                            .13
  Shareholder servicing fee                                                             .15
  Other expenses                                                                        .24
                                                                                         --
Total Portfolio operating expenses (after fee waivers)(1)                                    .59%
                                                                                             ===

(1) Without waivers, advisory fees would be .42% and administration fees would be .15% for the Portfolio. PAMG and the Portfolio's administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .54%, and "Total Portfolio operating expenses" would be .96%.

EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                                                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                             --------   -----------   ----------   ---------
MONEY MARKET                                                    $6          $19          $33          $74

The foregoing Table and Example are intended to assist investors in understanding the expenses the Portfolio pays. Investors bear these expenses either directly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Portfolio's investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolio. In addition to the compensation itemized above, these institutions and/or their salespersons may receive certain compensation for the sale and distribution of shares or for services to the Portfolio. For additional information regarding such compensation, see "How Are Shares Purchased And Redeemed? -- Distributor" below and "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

WHAT ARE THE PORTFOLIO'S FINANCIAL HIGHLIGHTS?
--------------------------------------------------------------------------------

                    The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information, and has been audited by the Portfolio's independent accountant. This financial information should be read together with those financial statements. Further information about the performance of the Portfolio is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SERVICE SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             MONEY MARKET PORTFOLIO

                                                                                                           FOR THE
                                                                                                            PERIOD
                                        YEAR         YEAR        YEAR       YEAR       YEAR       YEAR     10/4/89(1)
                                       ENDED        ENDED       ENDED      ENDED      ENDED      ENDED     THROUGH
                                      9/30/96      9/30/95     9/30/94    9/30/93    9/30/92    9/30/91    9/30/90
                                     ----------   ----------   --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING
  OF PERIOD                          $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     ----------     --------   --------   --------   --------   --------   --------
Income from investment operations
  Net investment income                  0.0503       0.0534     0.0333     0.0274     0.0391     0.0645     0.0778
  Net realized gain (loss) on
     investments                             --           --         --         --         --         --         --
                                     ----------     --------   --------   --------   --------   --------   --------
     Total from investment
       operations                        0.0503       0.0534     0.0333     0.0274     0.0391     0.0645     0.0778
                                     ----------     --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
  Distributions from net investment
     income                             (0.0503)     (0.0534)   (0.0333)   (0.0274)   (0.0391)   (0.0645)   (0.0778)
  Distributions from net realized
     capital gains                           --           --         --         --         --         --         --
                                     ----------     --------   --------   --------   --------   --------   --------
     Total distributions                (0.0503)     (0.0534)   (0.0333)   (0.0274)   (0.0391)   (0.0645)   (0.0778)
                                     ----------     --------   --------   --------   --------   --------   --------
NET ASSET VALUE AT END OF PERIOD     $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     ==========     ========   ========   ========   ========   ========   ========
Total return                               5.15%        5.48%      3.37%      2.77%      4.05%      6.64%      8.07%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period
     (in thousands)                  $1,575,064   $1,194,017   $575,948   $415,328   $838,012   $637,076   $628,075
  Ratios of expenses to average
     net assets
     After advisory/administration
       fee waivers                         0.59%        0.57%      0.51%      0.59%      0.61%      0.62%      0.62%(2)
     Before advisory/administration
       fee waivers                         0.95%        0.94%      0.92%      0.70%      0.66%      0.67%      0.70%(2)
  Ratios of net investment income to
     average net assets
     After advisory/administration
       fee waivers                         5.00%        5.35%      3.35%      2.73%      3.86%      6.45%      7.83%(2)
     Before advisory/administration
       fee waivers                         4.64%        4.98%      2.95%      2.62%      3.81%      6.40%      7.75%(2)

1Commencement of operations of share class.
2Annualized.

WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------



MONEY MARKET        The investment objective of the Money Market Portfolio is to
PORTFOLIO           provide as high a level of current interest income as is
                    consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

                     (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                     (B) high quality commercial paper and other obligations
                         issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

                     (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

                     (D) asset-backed securities (including interests in pools
                         of assets such as mortgages, installment purchase obligations and credit card receivables);

                     (E) securities issued or guaranteed as to principal and
                         interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

                     (F) dollar-denominated securities issued or guaranteed by
                         foreign governments or their political subdivisions, agencies or instrumentalities;

                     (G) guaranteed investment contracts issued by highly-rated
                         U.S. insurance companies;

                     (H) securities issued or guaranteed by state or local
                         governmental bodies; and

                     (I) repurchase agreements relating to the above
                         instruments.


QUALITY, MATURITY   All securities acquired by the Portfolio will be determined
AND DIVERSIFICATION at the time of purchase by the Portfolio's sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible
                    Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations
                    ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

                    The Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will the

                    Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolio invests may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

                    The Money Market Portfolio is classified as a diversified portfolio under the Investment Company Act of 1940 (the "1940 Act").

WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. The obligations of foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity.

Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolio include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to the Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

MORTGAGE-RELATED SECURITIES. Although under normal market conditions it does not expect to do so, the Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mortgage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Portfolio.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place.

SECURITIES LENDING. The Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

INVESTMENT COMPANIES. In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

UNINVESTED CASH RESERVES. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

ILLIQUID SECURITIES. The Portfolio will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% limit. The Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its investment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods; and

(3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments.

In accordance with current SEC regulations, the Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S. Government securities and related repurchase agreements) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Portfolio will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

The investment limitations stated above are applied at the time investment securities are purchased.

WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF TRUSTEES   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The following persons currently serve on the Board:

                      William O. Albertini--Executive Vice President and Chief Financial Officer of Bell Atlantic Corporation.

                      Raymond J. Clark--Treasurer of Princeton University.

                      Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

                      Anthony M. Santomero--Deputy Dean of The Wharton School, University of Pennsylvania.

                      David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associates, Inc.


INVESTMENT ADVISER  The Adviser to Compass Capital Funds is PNC Asset Management
AND SUB-ADVISER     Group, Inc. ("PAMG"). PAMG was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor,
                    Philadelphia, Pennsylvania 19103. PAMG is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PNC Institutional Management Corporation
                    ("PIMC"), a wholly-owned subsidiary of PAMG, serves as the Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                    As adviser, PAMG is responsible for the overall investment management of the Portfolio. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale investment decisions for the Portfolio. PIMC also provides research and credit analysis. Portfolio transactions for the Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

                    For their investment advisory and sub-advisory services, PAMG and PIMC are entitled to fees, computed daily and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by PAMG, and do not represent an extra charge to the Portfolio.

                                MAXIMUM ANNUAL CONTRACTUAL FEE RATE
                                 FOR THE PORTFOLIO (BEFORE WAIVERS)

                                                         INVESTMENT        SUB-ADVISORY
                       AVERAGE DAILY NET ASSETS         ADVISORY FEE           FEE
                    ------------------------------      ------------       ------------
                    first $1 billion                         .450%              .400%
                    $1 billion--$2 billion                   .400               .350
                    $2 billion--$3 billion                   .375               .325
                    greater than $3 billion                  .350               .300

                    For the twelve months ended September 30, 1996, the Portfolio paid investment advisory fees at the annual rate (expressed as a percentage of average daily net assets) of .07% after voluntary fee waivers.

ADMINISTRATORS      Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC"), and
                    Compass Distributors, Inc. ("CDI") (the "Administrators") serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc.
                    ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                    The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .15% of the first $500 million of the Portfolio's average daily net assets, .13% of the next $500 million of the Portfolio's average daily net assets, .11% of the next $1 billion of the Portfolio's average daily net assets and .10% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio.

                    For information about the operating expenses the Portfolio paid for the most recent fiscal year, see "What Are The Expenses Of The Portfolio?"




TRANSFER AGENT,     PNC Bank, National Association ("PNC Bank") serves as the
DIVIDEND            Portfolio's custodian and PFPC serves as its transfer agent
DISBURSING AGENT    and dividend disbursing agent.
AND CUSTODIAN


SHAREHOLDER         The Fund intends to enter into service arrangements with
SERVICING           institutional investors ("Institutions") (including PNC Bank and its affiliates) which provide that the Institutions will render support services to their customers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's
                    Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a shareholder processing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the following services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distributor;
                    processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting;
                    and providing other similar services. In consideration for payment of a separate shareholder servicing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; assisting customers in designating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

                    Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

                    The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to PAMG and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by PAMG or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

HOW ARE SHARES PURCHASED AND REDEEMED?
--------------------------------------------------------------------------------

DISTRIBUTOR. Shares of the Portfolio are offered on a continuous basis by CDI as distributor (the "Distributor"). CDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares. The Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institutions acting on behalf of their customers, as well as to certain persons who were shareholders of Compass Capital Group of Funds at the time of its combination with The PNC Fund during the first quarter of 1996. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at the net asset value per share next determined after an order is received by PFPC Inc. ("PFPC"), the Fund's transfer agent. Shares may be purchased by Institutions on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders for the Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern
Time), the order will be cancelled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

Payment for Service Shares must normally be made only in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement.

Compass Capital may in its discretion waive the minimum investment amount and may reject any order for Service Shares.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institutions. These procedures will vary according to the type of account and the Institution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. While the Fund intends to use its best efforts to maintain the Portfolio's net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon the net asset value of a Service Share at the time of redemption.

Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of PAMG, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?
--------------------------------------------------------------------------------

Persons who were shareholders of the Cash Reserve Fund of Compass Capital Group of Funds at the time of its combination with The PNC Fund(R) may also purchase and redeem Service Shares of the Portfolio for the same account in which they held shares on that date through the procedures described in this section.

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, however, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders for shares of the Portfolio that are in proper form are executed at their net asset value per share next determined after receipt by the Fund; however, orders will not be executed until payments not made in Federal funds are converted to Federal funds (which normally occurs within two Business Days of receipt) unless a creditworthy financial institution undertakes to pay for an order in Federal funds by 4:00 p.m. (Eastern Time) the same Business Day an order is placed. Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon. The Fund may in its discretion reject any order for shares.

The Portfolio offers an Automatic Investment Plan ("AIP") whereby an investor in shares of the Portfolio may arrange for periodic investments in the Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolio at any time by sending a written redemption request in proper form to Compass Capital Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at
(800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. Compass Capital reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. Compass Capital does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to Compass Capital Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

Compass Capital reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Compass Capital, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

Compass Capital offers a Systematic Withdrawal Plan ("SWP") which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $100 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Service Shares of the Portfolio as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by the Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of Service Shares outstanding.

The Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Additional Information under "Valuation of Shares." The Portfolio may use a pricing service, bank or broker/dealer to value its securities.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio. The Portfolio's net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time) receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of the Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolio does not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Service Shares of the Portfolio, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio. Except as discussed below, dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio.

HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January 12, 1996 the Fund changed its name from The PNC(R) Fund to Compass Capital Funds(sm). The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in thirty investment portfolios. Each Portfolio offers five separate classes of shares -- Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Service Shares of the Money Market Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses," the performance of the Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of the Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (Investor Shares).

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On November 30, 1996, PNC Bank held of record approximately 70% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

The Portfolio may advertise its "yield," "effective yield" and total return for Service Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in the Portfolio's Service Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio's Service Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The performance of Service Shares of the Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of Service Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolio published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Performance quotations for shares of the Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio's investment adviser or other institutions directly to their customers' accounts in connection with investments in the Portfolio will not be included in the Portfolio's calculations of yield and performance.

HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the Compass Capital Funds.

                 FUND INFORMATION                       HOURS AVAILABLE            PHONE INFORMATION
--------------------------------------------------  -----------------------   ---------------------------
MUTUAL FUND SPECIALISTS                             9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
Available to provide performance and market         Monday through Friday     toll-free 888-426-6727
trends.                                                                       toll-free 800-388-8734
PORTFOLIO MANAGERS COMMENTARY                       9 AM to 6 PM, E.S.T.      toll-free 888-4COMPASS
(Audio recording updated periodically)              Monday through Friday     toll-free 888-426-6727
                                                                              toll-free 800-388-8734
SHAREHOLDER SERVICES
TELEPHONE ACCESS:                                   24 Hours, 7 days a week   toll-free 800-441-7764
ACCOUNT SERVICE REPRESENTATIVES:                    8:30 AM to 5 PM, E.S.T.   toll-free 800-441-7764
Available to discuss account balance information,   Monday through Friday
mutual fund prospectus, literature and discuss
programs and services available.
PURCHASES AND REDEMPTIONS                           8:30 AM to 5 PM, E.S.T.   toll-free 800-441-7450
                                                    Monday through Friday
WORLD WIDE WEB:
Access general fund information and specific fund   24 Hours, 7 days a week   http://www.compassfunds.com
performance. Request mutual fund prospectuses and
literature. Forward mutual fund inquiries.
E-MAIL:
Request prospectuses and literature. Forward        24 Hours, 7 days a week   funds@compassfunds.com
mutual fund inquiries.
WRITTEN CORRESPONDENCE:                             POST OFFICE BOX ADDRESS   STREET ADDRESS
                                                    Compass Capital Funds     Compass Capital Funds
                                                    c/o PFPC Inc.             c/o PFPC Inc.
                                                    P.O. Box 8907             400 Bellevue Parkway
                                                    Wilmington, DE            Wilmington, DE 19809
                                                    19899-8907

COMPASS CAPITAL FUNDS
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

MONEY MARKET PORTFOLIO

                                   THE MONEY
                                     MARKET
                                   PORTFOLIO

                                 SERVICE SHARES

                                   Prospectus
                                January 1, 1997